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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File Nos. 33-92438, 333-42279, 333-71623, 333-
11129, 333-77357, 333-78559 and 333-80053.

                                                      /s/ Arthur Andersen LLP


Seattle, Washington,
March 29, 2001